UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 2, 2021

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ALBEMARLE CORPORATION
(Exact name of Registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code
(980) 299-5700
Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange

Item 2.02.    Results of Operations and Financial Condition.

On February 2, 2021, Albemarle Corporation (“Albemarle”) issued a press release announcing preliminary financial results for the fourth quarter and fiscal year ended December 31, 2020. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.    Regulation FD Disclosure

On February 2, 2021, Albemarle issued a press release announcing the commencement of an underwritten public offering of $1,300,000,000 of shares of its common stock. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

We intend to use the net proceeds of this offering primarily to fund growth capital expenditures, such as the construction and expansion of lithium operations in Australia, Chile and Silver Peak, Nevada, and opportunities in China. These and other long-term opportunities could potentially double our estimated year end 2021 lithium nameplate conversion capacity of approximately 175 kilotons lithium carbonate and lithium hydroxide. We expect these projects will have attractive economics, including lower capital costs per kilogram of lithium conversion capacity than our recently completed projects. There can be no assurance that we will be able to successfully pursue any or all of these opportunities within the expected period or increase our lithium nameplate conversion capacity. We also intend to use the net proceeds of this offering for debt repayment in the short-term and other general corporate purposes.

The information in this Item 7.01 is furnished pursuant to Item 7.01 of Form 8-K and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information contained herein is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 8.01.    Other Events

In advance of the filing of its Annual Report on Form 10-K for the year ended December 31, 2020, Albemarle is providing certain disclosures with regard to its significant mineral properties in accordance with Securities and Exchange Commission’s (“SEC”) Industry Guide 7 attached hereto as Exhibit 99.3 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit
99.1	Albemarle Provides Fourth-Quarter 2020 Update, dated February 2, 2021 issued by the Company.
99.2	Albemarle Announces Proposed Public Offering of Common Stock, dated February 2, 2021 issued by the Company.
99.3	SEC Industry Guide 7 disclosure for the year ended December 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2021

ALBEMARLE CORPORATION

By:	/s/ Karen G. Narwold
Karen G. Narwold
Executive Vice President, Chief Administrative Officer and General Counsel